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                                                                    EXHIBIT 23.3



                               CONSENT OF COUNSEL

     We consent to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-1 and related Prospectus of Telocity, Inc., for the registration of 12,650,000 shares of its common stock.

                                        /s/ PATTON BOGGS LLP
                                        ---------------------------
                                        PATTON BOGGS LLP
                                        Washington, D.C.

March 24, 2000